UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

		FORM	8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):				July 28, 2020

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

	1-11530			38-2033632
	(Commission File Number)			(I.R.S. Employer Identification No.)

200 East Long Lake Road
Suite 300
	Bloomfield Hills,	Michigan		48304-2324
	(Address of Principal Executive Office)			(Zip Code)

	Registrant’s Telephone Number, Including Area Code:			(248)	258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol	on which registered
Common Stock, $0.01 Par Value	TCO	New York Stock Exchange

6.5% Series J Cumulative Redeemable Preferred Stock, No Par Value	TCO PR J	New York Stock Exchange

6.25% Series K Cumulative Redeemable Preferred Stock, No Par Value	TCO PR K	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

At the 2020 Annual Meeting of Shareholders held on July 28, 2020, the shareholders of Taubman Centers, Inc. (the Company) voted on the following three proposals.

•Election of nine director nominees to the Company's Board of Directors, each to serve until the 2021 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until such director's earlier resignation, retirement or other termination of service (including due to the consummation of the mergers in connection with the Agreement and Plan of Merger for Simon Property Group, Inc. to acquire a 100% ownership interest in the Company and an 80% ownership interest in the Taubman Realty Group Limited Partnership.) (Proposal 1);

•Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020 (Proposal 2); and

•Approval (on an advisory basis) of the compensation of the Company's named executive officers (Proposal 3).

The results of the voting are shown below*:

Proposal 1 - Election of Directors

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Mayree C. Clark	72,167,572	475,617	3,758,066
Michael J. Embler	72,178,349	464,840	3,758,066
Janice L. Fields	72,578,730	64,459	3,758,066
Michelle J. Goldberg	72,577,889	65,300	3,758,066
Nancy Killefer	72,292,549	350,640	3,758,066
Cia Buckley Marakovits	72,166,539	476,650	3,758,066
Robert S. Taubman	70,058,576	2,584,613	3,758,066
Ronald W. Tysoe	70,846,159	1,797,030	3,758,066
Myron E. Ullman, III	72,166,174	477,015	3,758,066

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain
74,911,551	1,468,765	20,939

Proposal 3 - Advisory Vote on Named Executive Officer Compensation

Votes For	Votes Against	Abstain	Broker Non-Votes
71,276,082	1,161,838	205,269	3,758,066

*For Proposal 1, the nine nominees receiving the most votes cast were elected as directors. Proposals 2 and 3 required the affirmative vote of 66⅔% of the outstanding voting shares for approval; the total outstanding voting shares as of the record date, June 30, 2020, were 87,694,426 shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 28, 2020	TAUBMAN CENTERS, INC.

		By:	/s/ Simon J. Leopold
Simon J. Leopold
Executive Vice President, Chief Financial Officer, and Treasurer